Commitments and Contingencies	6 Months Ended
Jun. 30, 2011
Commitments and Contingencies
Commitments and Contingencies

21.           Commitments and Contingencies

Operating lease commitments

Payments under operating leases for vehicles, office and computer equipment, land and buildings, which are mainly used to conduct operations, are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases have various rights of renewal with lease periods ranging from 3 to 45 years. Future minimum lease payments for each of the next five years and thereafter, under all non-cancelable operating leases, are as follows:

Year ending June 30,	(RMB’000) (Unaudited)	(US$’000) (Unaudited)

2012	119,329	18,462
2013	62,932	9,737
2014	61,892	9,576
2015	61,771	9,557
2016	61,771	9,557
Thereafter	174,673	27,024
	542,369	83,913

Total rental expense was RMB21,161,000 (US$3,274,000) for the 6 months ended June 30, 2011.

Purchase commitments

Purchase commitments mainly consist of service agreements entered into with corn seed companies to purchase corn seeds. The terms of the agreements are for a period of one year. Future minimum purchase payments for the period ending June 30, 2011, under all non-cancelable agreements are RMB12.2 million (US$1.9 million).

The amount purchased under commitment obligations was RMB2,279,000 (US$352,595) for the 6 months period ended June 30, 2011.

Commitment for Investment in BioPacific Ventures

The Company has committed RMB74.9 million (US$11.6 million) to an international fund established for investment in food and agriculture life sciences. The Company’s investment in BioPacific Ventures will be made over approximately six years. The investment has an anticipated total lifespan of 12 years. At 30 June 2011, RMB67.377 million (US$10.424 million) has been drawn on the committed level of investment, which is included in other investments.

Commitment for purchase the land of Corson Grain

The Group has committed to buy land as part of its purchase of the Corson Grain business. The property is to be purchased for RMB9.6 million (US$1.5 million) in November 2013.

Investment in Brazil Farm

The Company entered into an agreement during 2007 to purchase a farm in Brazil. During 2011 the farm purchase, which had not settled, was considered not to fit within the Group’s objectives. The purchase was cancelled resulting in a loss on disposal of RMB14.195 million (US$2.196 million), being the non-refundable portion of the deposit paid.

Commitment for Investment in Beijing Zhongnong Seed Industry Co., Ltd

In October 2009, the Company entered into a strategic co-operation framework agreement with the China National Academy of Agricultural Sciences (“CNAAS”), one of the largest agricultural research organization in the PRC, providing for future co-operation across the spectrum of agricultural research. The Company also entered into an investment agreement with CNAAS and its affiliates, under which the Company is to invest RMB35 million (of which RMB 7 million has been paid as of June 30, 2011) for a 53.84% equity interest of Beijing Zhongnong Seed Industry Co., Ltd (“Zhongnong”), a company wholly owned by CNAAS and its affiliates. Zhongnong has priority rights to accept the transfer of all existing and future cultivated seed varieties owned by CNAAS and its affiliates for the purposes of commercialization. The Company did not make any further payments for the investment in 2010. According to the investment agreement, CNAAS has the right to cancel this agreement if Agria has not injected RMB35 million within 3 months after the signature of the investment agreement and this 3 months period ended on January 27, 2010. However, as Agria is co-operating with CNAAS in several areas through Zhongnong, management believes that the probability of CNAAS cancelling the investment agreement is remote.

Enterprise income tax

All PRC incorporated entities are subject to enterprise income tax regulations promulgated by the Ministry of Finance and the State Tax Bureau of the PRC.

As of June 30, 2011, the Company recognized approximately RMB3,759,109 (US$581,590) of liabilities for unrecognized tax benefits and, in addition, RMB3,427,050 (US$530,216) of related interest and penalties.  The final outcome of these tax uncertainties is dependent upon various matters including tax examinations, legal proceedings, certain authority proceedings, changes in regulatory tax laws and interpretations of those tax laws, or expiration of statutes of limitation.

However, due to the uncertainties associated with litigation, and the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, which could include formal legal proceedings, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.  As of June 30, 2011, the Company classified of the above liabilities for unrecognized tax benefits and related interest and penalties as current liabilities.

Class action lawsuits

On February 3, 2009, a consolidated class action lawsuit in the United States District Court for the Southern District of New York was filed, alleging violations of various sections of the Securities Act, against the Group, our executive officers, our directors and other defendants.  The lawsuit alleges that our initial public offering registration statement and prospectus failed to disclose certain alleged discussions between two Agria executives relating to requests for additional compensation and a threatened resignation.

On December 1, 2009, the U.S. District Court for the Southern District of New York dismissed the consolidated class action against the Company and the underwriters defendants, and the Court issued a judgment in favor of the Company and the underwriter defendants.

On June 4, 2010, the Group entered into a memorandum of understanding with the lead plaintiff reflecting an agreement in principle and agreed to pay $3.75 million to settle all claims asserted in the class action lawsuit.  On September 20, 2010, the court granted a preliminary approval of the settlement. The deadline for filing objections to the Settlement, Plan of Distribution of settlement proceeds, and attorneys’ fee and expense request by Lead Plaintiff’s counsel expired on January 7, 2011, and no such objections were filed by Class Members.

On June 7, 2011, the court granted final approval of the settlement and entered a final judgment resolving the case. The settlement amount is within the limit of our applicable insurance policies, and the settlement is not expected to have any significant impact on our financial position, results of operation or cash flows.